UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest reported) JULY 25, 2003

                        NATIONAL PRESTO INDUSTRIES, INC.
             (Exact name of registrant as specified in its chapter)


WISCONSIN                           1-2451                     39-0494170
(State or other jurisdiction     (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)


    3925 NORTH HASTINGS WAY
    EAU CLAIRE, WISCONSIN                                     54703-3703
    (Address of principal executive office)                   (Zip Code)


    Registrant's telephone number, including area code       715-839-2121


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

            99.1 Press Release issued by the registrant on July 25, 2003.



ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION BEING FURNISHED UNDER 12).

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 25, 2003, the registrant issued a press release regarding the registrant's Sales and Earnings for the second quarter of fiscal 2003. The full text of the press release is filed as Exhibit 99.1 to the Form 8-K.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL PRESTO INDUSTRIES, INC.
                                        ----------------------------------------
                                        (Registrant)

                                        /s/ Maryjo Cohen
                                        ----------------------------------------
Date   JULY 25, 2003                    (Signature)  MARYJO COHEN, PRESIDENT
                                                     AND CHIEF EXECUTIVE OFFICER






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